UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, D.C.	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 872-3526

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 17, 2010, Pepco Holdings, Inc. (“PHI”) filed a Form 8-K with the Securities and Exchange Commission, which included as Exhibit 99.5 unaudited pro forma financial statements as of June 30, 2010, and for the six months ended June 30, 2010. The unaudited pro forma condensed consolidated balance sheet, included as part of those pro forma financial statements, incorrectly showed a pro forma adjustment to long-term debt that should have been presented as a pro forma adjustment to the current portion of long-term debt and project funding. The attached Exhibit 99.5 corrects this error and supersedes Exhibit 99.5 to the Form 8-K as originally filed.

Item 9.01	Financial Statements and Exhibits

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements are presented in Exhibit 99.5 and are incorporated herein by reference:

•	Unaudited pro forma condensed consolidated statement of income from continuing operations for the six months ended June 30, 2010

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2010

•	Notes to the unaudited pro forma condensed consolidated balance sheet and statement of income from continuing operations

Exhibit No.	Description of Exhibit

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date: September 20, 2010	/S/ A.J. KAMERICK
	Name:	Anthony J. Kamerick
	Title:	Senior Vice President and Chief Financial Officer

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